                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                Grand Adventures Tour & Travel Publishing Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 5, 2000



To the Shareholders:

         The Annual Meeting of Shareholders of Grand Adventures Tour & Travel Publishing Corporation, an Oregon corporation, will be held at the offices of the Company, 211 East 7th Street, 11th Floor, Austin, Texas 78701 on Monday, June 5, 2000 at 10:00 a.m., local time, for the following purposes:


          1.   To elect four directors;

          2. To vote on the reincorporation of the Company in Delaware to be effected via a merger with a wholly owned subsidiary of the Company to be formed under Delaware law;

          3. To vote on increasing the number of shares authorized by the Company's Qualified Stock Option Plan from 450,000 to 720,000;

          4. To transact such other business as may properly come before the meeting and all adjournments thereof.


         The Board of Directors has fixed the close of business on Friday, April 21, 2000, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.


                                             By order of the Board of Directors,

                                             /s/ MATTHEW O'HAYER

                                             MATTHEW O'HAYER
                                             Chief Executive Officer

May 14, 2000

EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


     The enclosed proxy is solicited on behalf of the Board of Directors of Grand Adventures Tour & Travel Publishing Corporation (the "Company") for use at the Annual Meeting of its shareholders to be held June 5, 2000 at 10:00 a.m. at the offices of the Company, 211 East 7th Street, 11th Floor, Austin, Texas 78701. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted for the election of the nominees herein as directors and in favor of the proposal to reincorporate in Delaware and to increase the number of shares authorized by the qualified stock option plan to 720,000 from 450,000. If matters other than those mentioned herein properly come before the meeting, the proxy will be voted by the persons named therein in a manner that they consider to be in the best interest of the Company.

     The Company's executive offices are located at 211 East 7th Street, 11th Floor, Austin, Texas 78701. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about May 15, 2000.

VOTING SECURITIES

     The holders of record of the Company's Common Stock, par value $.0001 per share, as of the close of business on April 21, 2000, will be entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on April 21, 2000, 3,024,883 shares were issued and outstanding. A majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote per share on all matters to be submitted to the vote of the shareholders. The Board knows of no matters to be presented for consideration at the Annual Meeting other than the election of directors, the merger to consummate the reincorporation of the Company in Delaware and the increase the number of shares authorized by the qualified stock option plan to 720,000 from 450,000. The affirmative vote of the holders of a majority of the shares entitled to vote which are present in person or represented by proxy at the 2000 Annual Meeting is required to elect directors and act on any other matters properly brought before the meeting. If more persons than the number of director positions to be filled receive the affirmative vote of a majority of shares entitled to vote at the meeting, then the number of persons up to the number of directorships to be filled, who receive the most votes, or a "plurality," will be elected as directors.

     Shares represented by proxies which are marked "withhold authority" with respect to the any of the matters to be presented to the shareholders for their approval at the annual meeting, and proxies which are marked to deny discretionary authority on other matters, will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, such shares will not be considered present and entitled to vote with respect to that matter.

     If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees and in favor of the proposals to reincorporate in Delaware and to increase the number of shares authorized by the qualified stock option plan to 720,000 from 450,000.

HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The table below indicates certain information as of April 21, 2000 regarding beneficial ownership of the shares by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company's issued and outstanding Common Stock on that date, (ii) each current director of the Company, including the nominees for election as director, (iii) the Company's President and Chief Executive Officer, (iv) each executive officer named in the Summary Compensation Table ("the Named Executive Officers"), and
(v) all executive officers and directors as a group.

NAME OF PERSON OR GROUP   NATURE OF OWNERSHIP(1)  NUMBER OF SHARES OWNED(2)  PERCENTAGE OF OWNERSHIP
-----------------------   ----------------------  -------------------------  -----------------------
Matthew O'Hayer           Direct                        559,144                       18.5%
Joseph S. "Jay" Juba      Direct                        157,142                        5.2%
Fernando Cruz Silva       Direct                         44,286                        1.5%
Robert Sandner            Direct                         98,786                        3.3%
Duane K. Boyd, Jr.        Direct/Indirect                37,572                        1.2%
All executive officers
and Directors as a        Direct                        896,930                       29.7%
 group (seven persons)
                          Options                       244,286                        8.1%
                                                   ------------                    -------
            Total                                     1,141,216                       37.8%

(1) Individuals indicated have sole voting and investment power with respect to shares indicated.

(2) Includes shares issuable upon exercise of options which are currently exercisable or which become exercisable within 60 days.

PROPOSAL 1:  ELECTION OF DIRECTORS - NOMINEES FOR DIRECTOR

     The Articles and the Bylaws of the Company, as amended, provide that the number of directors comprising the entire Board of Directors shall be determined by the board of directors but shall be not less than one nor more than five. Directors elected at the annual meeting will serve until the earlier of their resignation or removal or the election of their successors at the next annual meeting of the Company's shareholders.

     The persons named in the enclosed form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or a contrary director is indicated. If the proxy card is signed and returned without any direction given, shares will be voted for the election of the nominees as named below. The Board of Directors has no reason to doubt the availability of the nominees and they have indicated their willingness to serve if so elected. If the nominees should decline or be unable to serve, it is intended that, at the discretion of the Board of Directors, either the size of the Board will be reduced or the proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth information as of April 21, 2000, concerning the nominees for election as directors of the Company. Each director will hold office until the earlier of the next annual stockholders' meeting or their resignation or removal.

    Matthew O'Hayer has served as Chairman and Chief Executive Officer of the Company since the Merger and of Airfair since its inception. Mr. O'Hayer founded Barter Exchange, Inc. (now known as BEI Holdings, Inc. "BEI") in 1983, served as its President and Chief Executive Officer from its founding until 1995.

    Robert Sandner has served as a director of Airfair since February 1996 and of the Company since the Merger. A co-founder of BEI, Mr. Sandner has served as director of BEI and Inventory Merchandising Services, Inc. ("IMS") throughout the last five years. Mr. Sandner served as President of Cellular Resources, Inc. of South Texas a cellular service provider based in Uvalde, Texas from its inception in 1991 until its sale in August 1996. Prior to the organization of Cellular Resources, Inc., Mr. Sandner held various offices within BEI and operated a barter franchise office in San Antonio, Texas.

    Robert G. Rader became a director of the Company as of February 3, 1998. Since the founding of Capital West Securities, Inc. ("Capital West") in 1995, Mr. Rader has served as its Senior Vice-President of Corporate Finance. Capital West served as the managing underwriter of the Offering.

      Duane K. Boyd, Jr. became a director of the Company as of July 8, 1998. Mr. Boyd, a Certified Public Accountant, has served as Senior Vice President of American Physicians Service Group, Inc. ("APS") since July 1991. APS through its affiliates and subsidiaries provides health care and financial related services to individuals and institutions. From 1974 to 1991, Mr. Boyd was with KPMG Peat Marwick. He was a partner with that firm from 1982 until 1991.

PROPOSAL 2: REINCORPORATION IN DELAWARE

     The Company proposes to reincorporate in the State of Delaware.

     Explanation - The Company is currently incorporated in the State of Oregon. As such, it is subject to the laws and regulations of the State of Oregon with regard to its capital structure, shareholder relations and general corporate administration. The Directors believe that there are advantages to both the Company and its shareholders to reincorporate in the State of Delaware. Most significantly, the Delaware laws are well known in the investment community while the Oregon laws are not as well known. The reincorporation will not effect the current shareholders' ownership nor will it dilute the current shareholders' ownership percentages.

    The reincorporation will be effected via a merger between the Company and a wholly owned subsidiary of the Company incorporated under the laws of the State of Delaware. Copies of the certificate of incorporation and bylaws of the surviving Delaware corporation are attached as exhibits to this proxy statement (the name of the surviving company will be changed to "Grand Adventure Tour & Travel Publishing Corporation" after the merger is consummated).

     Pursuant to the Merger, the wholly owned subsidiary (hereinafter referred to as "Newco") will be the surviving corporation and current holders of Company Common Stock (the "Current Company Stock") will receive shares of Newco Stock and thereby become stockholders of Newco. Although both the Current Company Stock and Newco Stock are designated as "common stock" of the respective corporations, there are material differences between the rights of a holder of Current Company Stock and the rights conferred upon a holder of Newco Stock, resulting from the fact that Newco is a Delaware corporation subject to Delaware Law and with a certificate of incorporation and bylaws adopted pursuant to Delaware Law while the Company is an Oregon corporation subject to the Oregon Business Corporation Act ("Oregon Law") with articles of incorporation and bylaws adopted pursuant to Oregon Law. Delaware Law and Oregon Law differ in many respects. Many of these differences are procedural in nature but others will have a more significant impact on the rights of the Company Stockholders. The following discussion is a summary of certain significant differences in such laws that may affect the rights and interest of the Company Stockholders as a result of the Merger.

     THE FOLLOWING IS ONLY A SUMMARY OF THOSE PROVISIONS OF DELAWARE LAW AND OREGON LAW THAT THE DIRECTORS OF THE COMPANY HAVE DEEMED TO BE SIGNIFICANT TO THE CHANGES IN THE RIGHTS AND INTERESTS OF THE COMPANY STOCKHOLDERS AND DOES NOT PURPORT TO BE COMPLETE. THE SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THIS REFERENCE TO THE COMPLETE PROVISIONS OF DELAWARE LAW AND OREGON LAW.

Board of Directors

     Delaware Law and Oregon Law contain similar provisions governing the election and authority of the directors of a corporation. Under both Delaware Law and Oregon Law, a board of directors consists of one or more members. Currently, the Company bylaws provide for such number of directors as the board determines; following the Merger, Newco's bylaws shall provide for a similar method of determining the size of the board of directors. Under both Delaware and Oregon Law, a director may be removed with or without cause by the stockholders.

     Both Delaware Law and Oregon Law specify that a majority of the directors constitutes a quorum, a majority of such quorum can approve corporate action, teleconference meetings are allowed, and an action may be taken without meeting if all directors sign a resolution to that effect. Presently, the governing instruments of neither the Company nor Newco provide for a classified board but specify that directors are elected for a one-year term at the annual meeting of the stockholders. Oregon law provides that if there are more than six directors, the bylaws of an Oregon corporation may provide for staggered terms for directors.

     Under Oregon Law, directors are elected by a plurality of the votes cast by the shares entitled to vote for such election at a meeting of the stockholders at which a quorum is present. Neither corporation's governing instruments permit cumulative voting in the election of directors, although both Delaware Law and Oregon Law allow for cumulative voting.

Stockholder Voting

     Both Delaware and Oregon Law require that a corporation obtain stockholder approval before engaging in certain transactions, specifically those transactions that result in a merger or reorganization of a corporation or the disposition of substantially all of the assets held by a corporation.

     Stockholders may consider matters at either an annual meeting of the stockholders or at a special meeting called for a specific purpose. The president or directors of either corporation may call special meetings of the stockholders. Special meetings may also be called at the request of the stockholders. Oregon Law provides that a special meeting of the stockholders must be called on written demand of Stockholders holding at least 10% of the outstanding stock of the Company entitled to be cast on any matter proposed to be considered at such special meeting. Under both Delaware and Oregon Law, notice must be provided to stockholders not less than 10 nor more than 60 days before any meeting can be held.

     A quorum must be present at an annual or special meeting in order for action to be taken by the stockholders. Under both Delaware and Oregon Law, a quorum is present if stockholders are present in person or by proxy holding a majority of the outstanding shares of stock entitled to vote at such meeting. Except in certain circumstances, under Delaware Law and the bylaws of Newco, a matter is approved if it is approved by a majority of the shares comprising the quorum. Except in certain circumstances, under Oregon Law and the Company's bylaws, a matter is approved if more shares are voted in favor than are voted against such matter.

     Both Delaware and Oregon Law allow for stockholders to take action without a meeting by consenting to such action in writing. Under Delaware Law, such a written consent is effective if it is executed by stockholders holding at least as many shares as would be required to approve the action at a meeting in which all stockholders entitled to vote were present. Under Oregon Law and the Company's bylaws, a written consent is effective only if it is signed by the holders of all outstanding shares entitled to vote on the subject matter.

Authorization of Stock

     Newco will be authorized to issue 30,000,000 shares of common stock and 3,000,000 shares of preferred stock. The Company is authorized to issue 30,000,000 shares of the Current Common Stock and 10,000,000 shares of preferred stock. Both the Newco Stock and Riley/GATT Stock have all rights generally attributable to common stock, including the right to share in the profits of the corporation and to vote on matters as provided by applicable corporate law. Authorized but unissued shares of stock may be issued from time to time by the board of directors or the applicable corporation without further shareholder action.

     The preferred stock of Newco may be issued from time to time and in one or more series, as determined by the board of directors. The board of directors shall have the power to designate the preferences, limitations, and relative rights of each series of preferred stock.

Amendment of Bylaws

     The bylaws of both Newco and the Company may be altered, amended, or repealed or new bylaws adopted by their respective board of directors or by their shareholders at any regular meeting of the board of directors or shareholder or any special meeting called for such purpose.

Limitation on Liability of Directors

     Newco's certificate of incorporation contains a provision limiting the liability of directors as permitted under Delaware Law. Such provision provides that directors shall not be personally liable to the corporation or the shareholders for monetary damages for breach of any fiduciary duty as a director, except (i) for any breach of the duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for liability under section 174 of the General Corporation Law of Delaware as it may from time to time be amended, or (iv) for any transaction from which a director derived an improper personal benefit. The Company's articles of incorporation in Oregon contain a similar provision limiting liability of directors, as well as a further provision that allow for such indemnification to the fullest extent permitted by Oregon Law, as it may be later amended by the state of Oregon.

     The boards of directors of both Newco and the Company believe that the provision limiting the board of directors for liability for monetary damages is in the best interests of Stockholders of Newco and the Company because it enhances each corporation's ability to attract and maintain qualified individuals to serve as directors by assuring directors and potential directors that their good faith decisions will not expose them to liability. Each board of directors believes that the diligence of directors is the result of a desire to act in the best interests of the corporation and not from a fear of monetary damage awards.

Business Combinations with Interested Stockholders

     Section 203 of the Delaware Law prohibits a corporation from engaging in certain transactions with stockholders that own more than 15% of the outstanding voting stock of a corporation for a period of two years after such stockholder acquires such ownership. Oregon Law contains a similar provision prohibiting corporations from engaging in certain transactions with stockholders that own more than 20% of the outstanding voting stock of a corporation for a period of three years after such stockholder acquires such ownership.

Short Form Mergers

     Delaware Law provides that a subsidiary corporation may be merged into a parent corporation or the parent corporation into the subsidiary corporation without approval of the stockholders. Oregon Law contains a similar provision for merging a subsidiary corporation into a parent corporation, but does not contain a corresponding provision for merging a parent corporation into a subsidiary corporation. Accordingly, although this reincorporation merger must be approved by the Company's Stockholders, if management later determines that it is appropriate to combine or merge Newco with a new subsidiary, such combination or merger will not require stockholder approval.

PROPOSAL 3: INCREASE THE NUMBER OF AUTHORIZED SHARES IN THE QUALIFIED STOCK OPTION PLAN

The Company proposes to increase the number of authorized shares in its Qualified Stock Option Plan from 450,000 to 720,000.

     Explanation - The Company has found that the Qualified Stock Option Plan is a valuable tool in the recruitment and retention of quality employees. The Plan currently authorizes options for 450,000 shares of common stock, of which 323,409 are issued and outstanding. The Company believes that, in order to achieve its growth targets, it will be necessary to continue to grant options to employees and that the current limit will be exceeded within the next two years. To avoid any concerns about the availability of sufficient options and to permit the Company to issue such options as management feels appropriate, the Company proposes to increase the allowable options at this time. All other terms of the Qualified Stock Option Plan will remain the same.

COMPENSATION OF DIRECTORS

    The Company does not currently compensate directors in cash for any services provided as a director. Directors were granted a total of 105,000 of non-qualified stock options on July 1, 1998 at an exercise price of $5.00 per share. These options vest over 2 years with 1/2 of the options vesting on July 1, 1998 and the remaining 1/2 vesting on July 1, 1999. On June 21, 1999, three Directors (Boyd, Rader and Sandner) were granted an additional 7,500 options each at an exercise price of $1.75 per share. These options vest over two years with 1/2 of the options vesting on July 1, 1999 and the remaining 1/2 on July 1, 2000.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following table sets forth information concerning the directors and executive officers of the Company and their age and position with the Company. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

              NAME                     AGE               POSITION
              ----                     ---               --------
   Matthew O'Hayer.................    45     Chairman, Chief Executive Officer
   Joseph S. ("Jay") Juba..........    36     President, Chief Operating Officer, Secretary


   Robert R. Roe                       52     Chief Financial Officer, Vice President
   Fernando Cruz Silva.............    41     Senior Vice President of Sales & Marketing
   Patti Macchi....................    54     Vice President of Cruise Sales & Marketing
   Robert Sandner..................    46     Director
   Robert G. Rader.................    64     Director
   Duane K. Boyd, Jr...............    55     Director

    MATTHEW O'HAYER'S biographical information is set forth above relative to his status as a director and a nominee for election as director.

    JOSEPH S. ("JAY") JUBA has served as President and Chief Operating Officer of the Company since the Merger and of Airfair since its inception. He was elected to the same offices of BEI in January, 1996. Mr. Juba joined BEI in 1991 as Director of Advertising after working for more than five years in the advertising industry. From May 1994 through December 1995, Mr. Juba served as Senior Vice President of BEI.

    ROBERT R. ROE, a Certified Public Accountant, has served as Chief Financial Officer and Vice President of the Company since November 1999. Mr. Roe provided consulting services with respect to accounting from August 1999 through November 1999. From August 1997 through August 1999, Mr. Roe was a business and management consultant to Austin, Texas area businesses. From 1991 through August 1997, he was President and Chief Financial Officer of Uniglobe Travel (Midwest) in Chicago. Uniglobe is the world's largest travel franchise organization. Prior to 1991, Mr. Roe practiced public accounting as a partner in a Minneapolis CPA firm.

    FERNANDO CRUZ SILVA, serves as Senior Vice President of Sales and Marketing. Prior to joining Airfair in January 1996, Mr. Silva held the same titles at Inventory Merchandising Services, Inc. ("IMS"), a subsidiary of BEI. Mr. Silva became employed by IMS in May of 1994 after having worked as Director of Sales and Marketing at the Fiesta Americana Hotel in Cancun, Mexico, and the Las Brisas resort in Acapulco, Mexico and served in senior sales capacities at the Hyatt and Fiesta Americana hotels in Puerto Vallarta, Mexico City, and Cancun.

    PATTI MACCHI is Vice President of Sales for the Company but also contributes editing and marketing expertise to the magazine. Ms. Macchi joined the Company in 1990 after working for six years with Norwegian Caribbean Line. Ms. Macchi is responsible for negotiating rates and maintaining relationships with the 27 cruise lines represented in the Company's product offering.

EXECUTIVE COMPENSATION

     The following table reflects compensation paid to the two most highly compensated executive officers of the Company.


                                                                                     LONG TERM COMPENSATION AWARDS
                                                                     ----------------------------------------------------------
                                                                                                         PAYOUTS
                                        ANNUAL COMPENSATION          RESTRICTED       SECURITIES         -------
                                   ---------------------------         STOCK          UNDERLYING          LTIP      ALL OTHER
NAME & PRINCIPAL                   SALARY     BONUS      OTHER         AWARD            OPTIONS          PAYOUTS   COMPENSATION
POSITION                  YR        ($)        ($)        ($)           ($)             SARS(#)            ($)          ($)
-----------------         --       ------     -----      -----       ----------       ----------         -------   ------------
Matthew O'Hayer          1999     $133,865     $0          $0            $0                                $0         $0
  Chairman & CEO

Joseph S. ("Jay") Juba   1999     $ 89,560     $0          $0            $0                                $0         $0
  President, COO
  and Secretary

EMPLOYMENT CONTRACTS

    Matthew O'Hayer, who serves as the Company's Chairman of the Board and Chief Executive Officer is not party to an employment agreement with the Company or any affiliate thereof.

    Joseph S. Juba, the President and Chief Operating Officer of the Company has signed an employment agreement, The following is a description of the terms and conditions of Mr. Juba's employment agreement which was entered into March 1, 1995:

    Mr. Juba is paid a base salary which increases 7% annually, and a bonus equal to 2% of the Company's annual pre-tax net income, based upon audited financial statements. Although calculated on an annual basis, the bonus is payable in quarterly draws of up to 50% of bonus due with respect to each quarter's net income (the balance of the bonus is payable {upon completion of the Company's audit). Mr. Juba is subject to three-year prohibitions (commencing with the date of employment termination) on competition, non-disclosure and non-use of proprietary information, contact with current or future customers or interference with the Company's relationship with any current or future customers, but if terminated without cause, the prohibitions on competition and interference are terminated. If the Company Mr. Juba's employment without cause or if the Company materially reduces Mr. Juba's responsibilities, (i) Mr. Juba is to be paid all non-salary monetary compensation accrued through the date of termination and (ii) Mr. Juba is to receive, for a period of months equal to the number of years of Mr. Juba's service to the Company, or any of its predecessor, since September 5, 1991, a monthly cash severance payment equal to the highest monthly salary paid to the employee. Mr. Juba is indemnified against any lawsuits or claims by any third party arising out of any action taken in good faith by Mr. Juba in the performance of his duties.

INDEPENDENT AUDITORS

     The Company is presently utilizing the services of Andersen, Andersen & Strong, independent auditors, which has been the Company's auditor since 1996. Representatives of Andersen, Andersen & Strong are not expected to be present at the Annual Meeting.

SHAREHOLDER PROPOSALS

     Any shareholder proposals intending to be presented at the 2001 Annual Meeting must be received by the Company at its principal executive offices no later than December 16, 2000, in order to be considered for inclusion in the proxy materials.

OTHER MATTERS

     As stated elsewhere herein, the Board of Directors knows of no other matters to be presented for consideration at the Annual Meeting. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgement.

     The expense of preparing, printing and mailing the proxy materials to the holders of the Company's shares will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares.

                                     PROXY
             GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                           JUNE 5, 2000 AT 10:00 A.M.
              211 EAST 7TH STREET, 11TH FLOOR, AUSTIN, TEXAS 78701

The undersigned hereby appoints Matthew O'Hayer and Joseph S. Juba, or either of them, as Proxies, each with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Grand Adventures Tour & Travel Publishing Corporation (the "Company") held of record by the undersigned on April 21, 2000, at the Annual Meeting of Shareholders to be held on June 5, 2000, and any adjournment thereof.

(change of address)

------------------------------------------              PLEASE MARK, SIGN, DATE
                                                        AND RETURN THIS PROXY
------------------------------------------              CARD PROMPTLY USING THE
                                                        ENCLOSED ENVELOPE
------------------------------------------
If your address has changed please provide
new address and mark the box on the                  (Continued and to be signed
reverse side of this card.                            on the other side)
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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
             GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

                                  JUNE 5, 2000




              o Please Detach and Mail in the Envelope Provided o

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


                 FOR
            All Except as     WITHHOLD
             Noted Below      from all
1. ELECTION
   OF            [ ]            [ ]     NOMINEES: MATTHEW O'HAYER
   DIRECTORS                                      ROBERT SANDNER
                                                  ROBERT G. RADER
                                                  DUANE K. BOYD, JR.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME AT RIGHT.)

                                                  FOR  AGAINST   ABSTAIN
2. Reincorporation in Delaware                    [ ]    [ ]       [ ]

3. Increase authorized common shares in Qualified
   Stock Option Plan from 450,000 shares to       [ ]    [ ]       [ ]
   720,000 shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE
LISTED NOMINEES.

                                        Change of Address Provided [ ]

          This proxy is solicited on behalf of the Board of Directors.

Signature(s):                                              Dated:         , 2000
             ----------------------------------------------      ---------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.